UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019
______________________

IHS MARKIT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, Ropemaker Place
25 Ropemaker Street
London, England
EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2019, the Board of Directors (the “Board”) of IHS Markit Ltd. (the “Company”) determined, in accordance with the Company’s bye-laws, that the Board should increase in size to 12 directors, effective immediately. In addition, the Board appointed Deborah Orida as a Director of the Company effective immediately, to serve until the 2020 annual general meeting of shareholders of the Company (the “2020 AGM”) or until her appointment is otherwise terminated in accordance with the Company’s bye-laws. Ms. Orida will also serve on the Human Resources Committee of the Board.

Ms. Orida is the Senior Managing Director and Global Head of Active Equities at Canada Pension Plan Investment Board (“CPPIB”). Ms. Orida was nominated for appointment to the Board by CPPIB pursuant to a director nomination agreement between CPPIB and the Company, which has been filed as Exhibit 2.2 of the Company’s Annual Report on Form 20-F for the year ended December 31, 2014 (file no. 001-36495) filed on March 10, 2015, and is incorporated herein in its entirety by reference.

Ms. Orida has agreed to waive all compensation (including without limitation any retainer fees, cash and equity awards) to which she would be entitled as a non-employee director of the Company under any compensation policy or program currently in effect or adopted by the Board in the future, other than reimbursement for reasonable expenses incurred in connection with her service on the Board. Ms. Orida has entered into the Company’s standard indemnification agreement, which form has been filed as Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q (file no. 001-36495) filed on October 7, 2016, and is incorporated herein in its entirety by reference.

Ms. Orida is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, Richard Roedel, who has served on the Board of the Company and its predecessor since 2004, informed the Company that he has decided to retire from the Board and will not seek re-election at the 2020 AGM, when his current term on the Board ends. His retirement will be effective on the date of the 2020 AGM in April 2020. Mr. Roedel confirmed that his decision to retire was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Forward-Looking Statements
This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, the anticipated benefits therefrom, and the Company’s success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; anticipated levels of indebtedness, capital allocation, dividends, and share repurchases in future periods; the Company’s belief that it has sufficient liquidity to fund its ongoing business operations; expectations of the effect on the Company’s financial condition of claims, litigation, environmental costs, contingent liabilities, and governmental and regulatory investigations and proceedings; and the Company’s strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements are more fully discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, along with its other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are based only on information currently available to our management and speak only as of the date of this communication. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult the Company’s public filings with the SEC or on its website at investor.ihsmarkit.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: October 21, 2019	By:	/s/ Sari Granat
Sari Granat
Executive Vice President, Chief Administrative Officer and General Counsel